SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as permitted by
[_] Definitive Proxy Statement                Rule 14a-6(e)(2))

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         COMPASS BANCSHARES, INC.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                         COMPASS BANCSHARES, INC.
               --------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3) .

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                          TELEPHONE VOTING INSTRUCTIONS

FOR IMMEDIATE VOTING USE THE PHONE
----------------------------------
The  instructions below enable you to vote by phone to insure prompt receipt  of
your  voting  instructions.   Please return your vote  in  accordance  with  the
instructions below.


--------------------------------------------------------------------------------

HAVE THE FOLLOWING READY FOR THE OPERATOR:
       ID #:  6182
       CONTROL #: Located on the white proxy card, on the first line of the mailing address, following the "cusip# 204 49H 109" is your 12 digit control number. BROKER NAME: Located on the white proxy card, immediately following the above referenced "Control #" is your 3 digit broker number.

 CALL: 1-800-437-7699  (TOLL FREE)

 VOTE: Tell the operator how you wish to vote.

       COMPASS BANCSHARES STRONGLY RECOMMENDS A VOTE "FOR"
       PROPOSALS 1 AND 2 AND MAKES NO RECOMMENDATION ON
       PROPOSALS 3 AND 4.

       A proxy card is enclosed for you to read from when you vote by phone.


--------------------------------------------------------------------------------
IMPORTANT

Vote each WHITE proxy card received since each account must be voted separately.

Only your latest dated proxy counts.

If you need assistance in voting call Morrow & Co. at 1-800-662-5200 (toll free).

                           VOTE YOUR WHITE PROXY TODAY

                          TELEPHONE VOTING INSTRUCTIONS

FOR IMMEDIATE VOTING USE THE PHONE
----------------------------------
The  instructions below enable you to vote by phone to insure prompt receipt  of
your  voting  instructions.   Please return your vote  in  accordance  with  the
instructions below.


--------------------------------------------------------------------------------

HAVE THE FOLLOWING READY FOR THE OPERATOR:
       ID #:  6186
       YOUR ACCOUNT #
       YOUR NAME AND ADDRESS.

 CALL: 1-800-437-7699  (TOLL FREE)

 VOTE: Tell the operator how you wish to vote.

       COMPASS BANCSHARES STRONGLY RECOMMENDS A VOTE "FOR"
       PROPOSALS 1 AND 2 AND MAKES NO RECOMMENDATION ON
       PROPOSALS 3 AND 4.

       A proxy card is enclosed for you to read from when you vote by phone.


--------------------------------------------------------------------------------
IMPORTANT

Vote each WHITE proxy card received since each account must be voted separately.

Only your latest dated proxy counts.

If you need assistance in voting call Morrow & Co. at 1-800-662-5200 (toll free).

                           VOTE YOUR WHITE PROXY TODAY

                          TELEPHONE VOTING INSTRUCTIONS

FOR IMMEDIATE VOTING USE THE PHONE
----------------------------------
The  instructions below enable you to vote by phone to insure prompt receipt  of
your  voting  instructions.   Please return your vote  in  accordance  with  the
instructions below.


--------------------------------------------------------------------------------

HAVE THE FOLLOWING READY FOR THE OPERATOR:
       ID #:  6184
       YOUR ACCOUNT #
       YOUR NAME AND ADDRESS.

 CALL: 1-800-437-7699  (TOLL FREE)

 VOTE: Tell the operator how you wish to vote.

       COMPASS BANCSHARES STRONGLY RECOMMENDS A VOTE "FOR"
       PROPOSALS 1 AND 2 AND MAKES NO RECOMMENDATION ON
       PROPOSALS 3 AND 4.

       A proxy card is enclosed for you to read from when you vote by phone.


--------------------------------------------------------------------------------
IMPORTANT

Vote each WHITE proxy card received since each account must be voted separately.

Only your latest dated proxy counts.

If you need assistance in voting call Morrow & Co. at 1-800-662-5200 (toll free).

                           VOTE YOUR WHITE PROXY TODAY

                          TELEPHONE VOTING INSTRUCTIONS

FOR IMMEDIATE VOTING USE THE PHONE
----------------------------------
The  instructions below enable you to vote by phone to insure prompt receipt  of
your  voting  instructions.   Please return your vote  in  accordance  with  the
instructions below.


--------------------------------------------------------------------------------

HAVE THE FOLLOWING READY FOR THE OPERATOR:
       ID #:  6183
       YOUR ACCOUNT #
       YOUR NAME AND ADDRESS.

 CALL: 1-800-437-7699  (TOLL FREE)

 VOTE: Tell the operator how you wish to vote.

       COMPASS BANCSHARES STRONGLY RECOMMENDS A VOTE "FOR"
       PROPOSALS 1 AND 2 AND MAKES NO RECOMMENDATION ON
       PROPOSALS 3 AND 4.

       A proxy card is enclosed for you to read from when you vote by phone.


--------------------------------------------------------------------------------
IMPORTANT

Vote each WHITE proxy card received since each account must be voted separately.

Only your latest dated proxy counts.

If you need assistance in voting call Morrow & Co. at 1-800-662-5200 (toll free).

                           VOTE YOUR WHITE PROXY TODAY